UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 15, 2007

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GLOBAL ENTERTAINMENT HOLDINGS/EQUITIES, INC.

(Exact name of registrant as specified in its charter)

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Colorado	0-27637	47-0811483
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1 S.E. 3rd Avenue, Suite 2100, Miami, FL 33131

(Address of Principal Executive Office) (Zip Code)

(305) 374-1574

(Registrant’s telephone number, including area code)

23760 Oakfield Road, Hidden Hills, California 91302

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03

Bankruptcy or Receivership.

Global Entertainment is under the management of a court-appointed receiver, Anthony Brunson, CPA pursuant to the 11th Circuit Court in Miami-Dade County, case number 06-25278-CA-02, dated October 15, 2007. The receiver may be contacted at 1 Southeast 3rd Avenue, Suite 2100, Miami, FL 33131 or (305) 374-1574.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GLOBAL ENTERTAINMENT EQUITIES/ HOLDINGS, INC.

By:	/s/ ANTHONY BRUNSON
Anthony Brunson, CPA Receiver

Date:  November 6, 2007

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